Exhibit 10.32

                      AMENDMENT 2 TO EXHIBIT A

                   BIOTECHNOLOGY SERVICE AGREEMENT



EXHIBIT A to BIOTECHNOLOGY SERVICE AGREEMENT dated July 1, 1994, is executed this 1st day of July 1994, by and between BIOCEM S.A. and LG SEEDS, INC.

For the one-year period beginning on July 1, 1996, LG Seeds, Inc. agrees to pay a fee (the "Annual Fee") of $50,000.00 for services rendered under the Agreement.



LG SEEDS, INC.                                    BIOCEM S.A.

/s/ BRUNO CARETTE                                 /s/ EMMANUEL ROUGIER
    BRUNO CARETTE                       By            EMMANUEL ROUGIER
President and Chief Operating 	 Title      Chief Executive Officer
Officer
July 1, 1996                           Date       July 1, 199